SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K



                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





                          Date of Report: June 19, 2002





                      BRITTON & KOONTZ CAPITAL CORPORATION
               (Exact name of issuer as specified in its charter)





                                                                 64-0665423
            Mississippi                0-22606                 (IRS Employer
     (State of Incorporation)    Commission File Number      Identification No.)





                   500 Main Street, Natchez, Mississippi 39120
                    (Address of principal executive offices)





                            Telephone: (601) 445-5576









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                      BRITTON & KOONTZ CAPITAL CORPORATION
                                 AND SUBSIDIARY


                                      INDEX









Item 5.  Other Events.

                  The contents of Exhibit 20 to this Form 8-K are hereby incorporated herein by this reference.

                                                      SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                            BRITTON & KOONTZ CAPITAL CORPORATION




June 19, 2002                               /s/ W. Page OPgden
                                            ___________________________________

                                            W. Page Ogden
                                            President and Chief Executive
                                            Officer

                                 Exhibits Index






Exhibit
Number          Item



20              Other Documents or Statements to Security Holders


                  Press Release Dated May 30, 2002

Britton & Koontz Capital Corporation

500 Main Street
P O Box 1407
Natchez, MS  39121

601-445-5576
601-445-2488  Fax
http://www.bkbank.com
corporate@bkbank.com

FOR IMMEDIATE RELEASE:           FOR MORE INFORMATION:
---------------------            ---------------------
May 30, 2002                     W. Page Ogden, Chairman, President & CEO
for (Nasdaq/Symbol BKBK)         Bazile R. Lanneau, Jr., Vice President & CFO

                     BRITTON & KOONTZ ELECTS OGDEN CHAIRMAN

     Natchez, Mississippi (BKBK)-- At the May meeting, the Board of Directors of Britton & Koontz Capital Corporation elected W. Page Ogden Chairman. Ogden, age 55, succeeds William J. Feltus who, upon reaching the board's mandatory retirement age of 72, stepped down at the annual shareholders meeting. Commenting on Feltus's distinguished leadership of thirty years on the Board with twenty as Chairman, Ogden stated that "Will Feltus has consistently fostered a cohesive environment at the board level and within the bank which has enabled bankers at B&K to concentrate their energies and talents on growing the company in its home location and expanding it to new markets. Under his watch, the bank has been an innovative, positive force to its customers. The role that Will Feltus has played in developing the bank will remain a model in good leadership as I assume his responsibilities."

     Ogden, who also serves as President and CEO, joined the company in 1988 and became President in 1989. Prior to joining the company, he held various officer positions at Louisiana National Bank of Baton Rouge, which later became part of Bank One. Ogden is a graduate of the University of Mississippi (BA) and Louisiana State University (MBA). He is immediate past president of the Mississippi Bankers Association and a former member of the Community Bankers Council of the American Bankers Association.

     Elected to the position of Vice Chairman was Robert R. Punches, a board member since 1984. Punches, age 52, chairs the Executive Committee of the Board, which confers with management on a regular basis to monitor the strategic planning and direction for the bank. Punches holds degrees from Tulane University (BA), the University of Mississippi (JD) and Boston University (LLM in Tax) and practices law in Natchez, MS area.

     Britton & Koontz Capital Corporation, headquartered in Natchez, Mississippi, is the parent company of Britton & Koontz First National Bank which operates four full service branches in Natchez, one in Vicksburg, Mississippi and three in Baton Rouge, Louisiana. As of March 31, 2002, the Company reported assets of $297.5 million and equity of $28.7 million. The Company's stock is traded on NASDAQ under the symbol BKBK and the transfer agent is American Stock Transfer & Trust Company. Total shares outstanding amounted to 2,109,055.